SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2003

LIONBRIDGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-26933	04-3398462
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

950 WINTER STREET WALTHAM, MASSACHUSETTS	02541
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 434-6000

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99	Financial information for Lionbridge Technologies, Inc. for the quarter and forward-looking statements relating to 2003 and 2004 as presented in a press release of April 28, 2003.

Item 9.    Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information is being furnished under Item 12 of Form 8-K:

Attached hereto as Exhibit 99 and incorporated by reference herein is financial information for Lionbridge Technologies, Inc. for the quarter ended March 31, 2003 and forward-looking statements relating to 2003 and 2004 as presented in a press release of April 28, 2003. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.

(Registrant)

/s/ Stephen J. Lifshatz

Senior Vice President and Chief Financial Officer

April 30, 2003

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